Subsidiary Guaranty Agreement

Dated as of June 30, 2011

Re: Grubb & Ellis Healthcare REIT II Holdings, LP

Table of Contents

(Not a part of the Agreement)

Attachments to Subsidiary Guaranty Agreement:
Exhibit A	—	Form of Guaranty Supplement

Subsidiary Guaranty Agreement

Re: Grubb & Ellis Healthcare REIT II Holdings, LP

This Subsidiary Guaranty Agreement dated as of June 30, 2011 (this “Subsidiary Guaranty”) is entered into on a joint and several basis by each of the undersigned, together with any entity which may become a party hereto by execution and delivery of a Subsidiary Guaranty Supplement in substantially the form set forth as Exhibit A hereto (a “Guaranty Supplement”) (which parties are hereinafter referred to individually as a “Subsidiary Guarantor” and collectively as the “Subsidiary Guarantors”).

Recitals

A. Each Subsidiary Guarantor, directly or indirectly, is a subsidiary of Grubb & Ellis Healthcare REIT II Holdings, LP, a limited partnership organized under the laws of the State of Delaware (the “Borrower”).

B. The Borrower has entered into that certain Credit Agreement dated as of June 30, 2011 (as the same may be amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”) among the Borrower, KeyBank National Association, as Agent (the “Agent”) and each of the Lenders from time to time parties thereto (the “Lenders”), providing for, among other things, Revolving Credit Loans to the Borrower of up to $71,500,000 (herein, and as defined in the Credit Agreement, the “Revolving Credit Loans”).

C. The proceeds of the Revolving Credit Loans will be used by Borrower to provide funds (each, an “Intercompany Loan”) from time to time to each Subsidiary Guarantor to purchase or refinance an Eligible Facility (as defined in the Credit Agreement) that is owned or operated by such Subsidiary Guarantor.

D. Each Intercompany Loan will be evidenced by an Intercompany Note (as defined in the Credit Agreement) which Intercompany Note will be assigned to Agent as collateral for all of the Revolving Credit Loans.

E. Each Subsidiary Guarantor will receive direct benefits from the Revolving Credit Loans as a result of the use of proceeds therefrom and from the Intercompany Loans to acquire property or to repay existing debt or other payables.

F. The Agent and the Lenders have required as a condition of their making Revolving Credit Loans from time to time that the Borrower cause each of the undersigned to enter into this Subsidiary Guaranty and to cause each Subsidiary that thereafter becomes an owner or Operator of an Eligible Facility (each as defined in the Credit Agreement) to enter into a Guaranty Supplement, and the Borrower has agreed to cause each of the undersigned to execute this Subsidiary Guaranty and to cause each such that becomes owner or Operator of an Eligible Facility to execute a Guaranty Supplement, in each case in order to induce the Agent and the Lenders to make the Revolving Credit Loans and thereby benefit the Borrower and its Subsidiaries by providing funds to the Borrower for the purposes described in Schedule 2.8 of the Credit Agreement.

Now, therefore, as required by Section 4.1 of the Credit Agreement and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, each Subsidiary Guarantor does hereby covenant and agree, jointly and severally, as follows:

Section 1. Definitions.

Capitalized terms used herein shall have the meanings set forth in the Credit Agreement unless otherwise defined herein.

Section 2. Guaranty of Notes and Credit Agreement.

(a) Each Subsidiary Guarantor jointly and severally does hereby irrevocably, absolutely and unconditionally guarantee, as primary obligor and not as surety, unto the Agent and the Lenders: (1) the full and prompt payment of (i) the principal of, and interest on the Revolving Credit Loans from time to time outstanding, as and when such payments shall become due and payable whether by lapse of time, upon redemption or prepayment, by extension or by acceleration or declaration or otherwise (including interest accruing after the commencement of a bankruptcy case filed by or against the Borrower or, to the extent permitted by applicable law, late charges and interest due on overdue principal, or interest at the rate set forth in the Credit Agreement) and (ii) all fees (including, without limitation, any Fees) that shall become due and payable under the terms of the Credit Agreement, in each case, in federal or other immediately available funds of the United States of America which at the time of payment or demand therefor shall be legal tender for the payment of public and private debts, (2) the full and prompt performance and observance by the Borrower of each and all of the obligations, covenants and agreements required to be performed or owed by the Borrower and the Loan Parties under the terms of the Revolving Credit Loans, the Credit Agreement and all other Loan Documents to which the Borrower or any other Loan Party is a party, and (3) the full and prompt payment, (i) upon demand by Agent or any Lender of all costs and expenses, legal or otherwise (including reasonable attorneys’ fees and costs), if any, as shall have been expended or incurred in the protection or enforcement of any rights, privileges or liabilities in favor of the Lenders under or in respect of the Revolving Credit Loans, the Credit Agreement, the other Loan Documents or under this Subsidiary Guaranty or in any consultation or action in connection therewith or herewith and (ii) all other Obligations (as defined in the Credit Agreement). All amounts due, debts, liabilities and other obligations described in this Section 2 shall be hereinafter collectively referred to as the “Guaranteed Obligations.”

Each Subsidiary Guarantor agrees that its guarantee hereunder is continuing in nature and applies to all Guaranteed Obligations whether currently existing or hereafter incurred or created.

(b) To the extent that any Subsidiary Guarantor shall make a payment hereunder (a “Payment”) which, taking into account all other Payments previously or concurrently made by any of the other Guarantors (including, without limitation, the Parent Guarantor under its Guaranty), exceeds the amount which such Subsidiary Guarantor would otherwise have paid if each Guarantor had paid the aggregate obligations satisfied by such Payment in the same proportion as such Subsidiary Guarantor’s “Allocable Amount” (as hereinafter defined) in effect immediately prior to such Payment bore to the “Aggregate Allocable Amount” (as hereinafter defined) of all of the Guarantors (including, without limitation, the Parent Guarantor under its Guaranty) in effect immediately prior to the making of such Payment, then such Subsidiary Guarantor shall be entitled to contribution and indemnification from, and be reimbursed by, each of the other Guarantors which has not paid at least its Allocable Amount for the amount of such excess, pro rata based upon their respective Allocable Amounts in effect immediately prior to such Payment; provided that each Subsidiary Guarantor covenants and agrees that such right of contribution and indemnification and any and all claims of such Subsidiary Guarantor against any other Guarantor, any endorser or against any of their property shall be junior and subordinate in right of payment to the prior indefeasible final payment in cash in full of all Guaranteed Obligations and satisfaction by the Borrower of its Guaranteed Obligations and by the Subsidiary Guarantors of their obligations under this Subsidiary Guaranty and the other Loan Documents to which any Subsidiary Guarantor is a party, and the Subsidiary Guarantors shall not take any action to enforce such right of contribution and indemnification, and no Subsidiary Guarantors shall accept any payment in respect of such right of contribution and indemnification, until all of the Guaranteed Obligations and all amounts payable by the Subsidiary Guarantors hereunder (and by the Parent Guarantor under its Guaranty) have indefeasibly been finally paid in cash in full and all of the Guaranteed Obligations have otherwise been satisfied in full.

As of any date of determination, (1) the “Allocable Amount” of any Subsidiary Guarantor shall be equal to the maximum amount which could then be claimed by the Agent and Lenders under this Subsidiary Guaranty without rendering such claim voidable or avoidable under Section 548 of Chapter 11 of the United States Bankruptcy Code (11 U.S.C. Sec. 101 et. seq.) or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law; and (2) the “Aggregate Allocable Amount” shall be equal to the sum of each Guarantor’s Allocable Amount.

This clause (b) is intended only to define the relative rights of the Guarantors, and nothing set forth in this clause (b) is intended to or shall impair the obligations of the Guarantors, jointly and severally, to pay any amounts to the Agent and Lenders as and when the same shall become due and payable in accordance herewith.

Each Subsidiary Guarantor acknowledges that the rights of contribution and indemnification hereunder shall constitute an asset in favor of any Guarantor (including the Parent Guarantor and any other Subsidiary Guarantor) to which such contribution and indemnification is owing.

Section 3. Guaranty of Payment and Performance.

This is an irrevocable, absolute and unconditional guarantee of payment and performance (but not of collection) and each Subsidiary Guarantor hereby waives, to the fullest extent permitted by law, any right to require that any action on or in respect of any Revolving Credit Loan, the Credit Agreement, any other Loan Document or any other Guaranteed Obligation be brought against the Borrower or any other Person or that resort be had to any direct or indirect security for the Guaranteed Obligations or for this Subsidiary Guaranty or any other remedy. Agent and any Lender may, at its option, proceed hereunder against any Guarantor in the first instance to collect monies when due, the payment of which is guaranteed hereby, without first proceeding against the Borrower or any other Person and without first resorting to any direct or indirect security for the Guaranteed Obligations or for this Guaranty or any other remedy. The liability of each Subsidiary Guarantor hereunder shall in no way be affected or impaired by any acceptance or the release by Agent or any Lender of any direct or indirect security for, or other guaranties of, any Indebtedness, liability or obligation of the Borrower or any other Person to Agent or any Lender or by any failure, delay, neglect or omission by Agent or any Lender to perfect, realize upon or protect any such guarantees, Indebtedness, liability or obligation or any notes or other instruments evidencing the same or any direct or indirect security therefor or by any approval, consent, waiver, or other action taken, or omitted to be taken by Agent or any such Lender.

The covenants and agreements on the part of the Subsidiary Guarantors herein contained shall take effect as joint and several covenants and agreements, and references to the Subsidiary Guarantors shall take effect as references to each of them and none of them shall be released from liability hereunder by reason of the guarantee ceasing to be binding as a continuing security on any other of them.

Section 4. General Provisions Relating to the Guaranty.

(a) Each Subsidiary Guarantor hereby consents and agrees that Agent or any Lender or Lenders from time to time, with or without any further notice to or assent from any other Guarantor may, without in any manner affecting the liability of any Subsidiary Guarantor under this Subsidiary Guaranty, and upon such terms and conditions as Agent any such Lender or Lenders may deem advisable:

(1) extend in whole or in part (by renewal or otherwise), modify, change, compromise, release or extend the duration of the time for the performance or payment of any Indebtedness, liability or obligation of the Borrower or of any other Person (including, without limitation, any other Guarantor) secondarily or otherwise liable for any Indebtedness, liability or obligation of the Borrower on the Guaranteed Obligations, or waive any Default or Event of Default with respect thereto, or waive, modify, amend or change any provision of the Credit Agreement, any other Loan Document, any other agreement or waive this Subsidiary Guaranty; or

(2) sell, release, surrender, modify, impair, exchange or substitute any and all property, of any nature and from whomsoever received, held by, or for the benefit of, Agent or any such Lender as direct or indirect security for the payment or performance of any Indebtedness, liability or obligation of the Borrower or of any other Person (including, without limitation, any other Guarantor) secondarily or otherwise liable for any Indebtedness, liability or obligation of the Borrower on the Guaranteed Obligations; or

(3) settle, adjust or compromise any claim of the Borrower against any other Person (including, without limitation, any other Guarantor) secondarily or otherwise liable for any Indebtedness, liability or obligation of the Borrower on the Guaranteed Obligations.

Each Subsidiary Guarantor hereby ratifies and confirms any such extension, renewal, change, sale, release, waiver, surrender, exchange, modification, amendment, impairment, substitution, settlement, adjustment or compromise and that the same shall be binding upon it, and hereby waives, to the fullest extent permitted by law, any and all defenses, counterclaims or offsets which it might or could have by reason of any statute or common law, it being understood that such Subsidiary Guarantor shall at all times be bound by this Subsidiary Guaranty and remain liable hereunder.

(b) Each Subsidiary Guarantor hereby waives, to the fullest extent permitted by law:

(1) notice of acceptance of this Subsidiary Guaranty by the Agent or the Lenders or of the creation, renewal or accrual of any liability of the Borrower, present or future, or of the reliance of Agent or such Lenders upon this Subsidiary Guaranty (it being understood that every Indebtedness, liability and obligation described in Section 2 hereof shall conclusively be presumed to have been created, contracted or incurred in reliance upon the execution of this Subsidiary Guaranty);

(2) notice of the making of any additional Revolving Credit Loans pursuant to the Credit Agreement;

(3) demand of payment by Agent or any Lender from the Borrower or any other Person (including, without limitation, any other Guarantor) indebted in any manner on or for any of the Indebtedness, liabilities or obligations hereby guaranteed; and

(4) presentment for the payment by Agent or any Lender or any other Person of the notes evidencing the Revolving Credit Loans or any other instrument, protest thereof and notice of its dishonor to any party thereto and to such Subsidiary Guarantor.

The obligations of each Subsidiary Guarantor under this Subsidiary Guaranty and the rights of Agent and any Lender to enforce such obligations by any proceedings, whether by action at law, suit in equity or otherwise, shall not be subject to any reduction, limitation, impairment or termination, whether by reason of any claim of any character whatsoever or otherwise and shall not be subject to any defense, set-off, counterclaim (other than any compulsory counterclaim), recoupment or termination whatsoever.

(c) The obligations of the Subsidiary Guarantors hereunder shall be binding upon the Subsidiary Guarantors and their successors and assigns, and shall remain in full force and effect irrespective of:

(1) the genuineness, validity, regularity or enforceability of the Revolving Credit Loans, the Credit Agreement, any other Loan Document or any other agreement or any of the terms of any thereof, the continuance of any obligation on the part of the Borrower or any other Person on or in respect of the Revolving Credit Loan or under the Credit Agreement, any other Loan Document or any other agreement or the power or authority or the lack of power or authority of the Borrower to execute and deliver the Credit Agreement, any other Loan Document to which it is a party or any other agreement or of any Subsidiary Guarantor to execute and deliver this Subsidiary Guaranty (or the Parent Guarantor to execute and deliver its Guaranty) or to perform any of its obligations hereunder or the existence or continuance of the Borrower or any other Person as a legal entity; or

(2) any default, failure or delay, willful or otherwise, in the performance by the Borrower, any Guarantor or any other Person of any obligations of any kind or character whatsoever under Guaranteed Obligations, the Revolving Credit Loans, the Credit Agreement, this Subsidiary Guaranty, any other Loan Document, or any other agreement; or

(3) any creditors’ rights, bankruptcy, receivership or other insolvency proceeding of the Borrower, any Guarantor or any other Person or in respect of the property of the Borrower, any Guarantor or any other Person or any merger, consolidation, reorganization, dissolution, liquidation, the sale of all or substantially all of the assets of or winding up of the Borrower, any Guarantor or any other Person; or

(4) impossibility or illegality of performance on the part of the Borrower, any Guarantor or any other Person of its obligations (including, without limitation, the Guaranteed Obligations) under the Revolving Credit Loans, the Credit Agreement, this Subsidiary Guaranty, any other Loan Document, or any other agreements; or

(5) in respect of the Borrower or any other Person, any change of circumstances, whether or not foreseen or foreseeable, whether or not imputable to the Borrower or any other Person, or other impossibility of performance through fire, explosion, accident, labor disturbance, floods, droughts, embargoes, wars (whether or not declared), civil commotion, terrorism, acts of God or the public enemy, delays or failure of suppliers or carriers, inability to obtain materials, action of any Federal or state regulatory body or agency, change of law or any other causes affecting performance, or any other force majeure, whether or not beyond the control of the Borrower or any other Person and whether or not of the kind hereinbefore specified; or

(6) any attachment, claim, demand, charge, Lien, order, process, encumbrance or any other happening or event or reason, similar or dissimilar to the foregoing, or any withholding or diminution at the source, by reason of any taxes, assessments, expenses, Indebtedness, obligations or liabilities of any character, foreseen or unforeseen, and whether or not valid, incurred by or against the Borrower, any Guarantor or any other Person or any claims, demands, charges or Liens of any nature, foreseen or unforeseen, incurred by the Borrower, any Guarantor or any other Person, or against any sums payable in respect of the Guaranteed Obligations, the Revolving Credit Loans, under the Credit Agreement, this Subsidiary Guaranty or any other Loan Document, so that such sums would be rendered inadequate or would be unavailable to make the payments herein provided; or

(7) any order, judgment, statute, decree, ruling or regulation (whether or not valid) of any court of any nation or of any political subdivision thereof or any body, agency, department, official or administrative or regulatory agency of any thereof or any other action, happening, event or reason whatsoever which shall delay, interfere with, hinder or prevent, or in any way adversely affect, the performance by the Borrower, any Guarantor or any other Person of its respective obligations under or in respect of the Guaranteed Obligations, the Revolving Credit Loans, the Credit Agreement, this Subsidiary Guaranty, any other Loan Document, or any other agreement; or

(8) the failure of (i) any Subsidiary Guarantor to receive any benefit from or as a result of its execution, delivery and performance of this Subsidiary Guaranty or (ii) the Parent Guarantor to receive any benefit from or as a result of its execution, delivery and performance of its Guaranty; or

(9) any failure or lack of diligence in collection or protection, failure in presentment or demand for payment, protest, notice of protest, notice of default and of nonpayment, any failure to give notice to any Guarantor of failure of the Borrower, any Guarantor or any other Person to keep and perform any Guaranteed Obligation, any other obligation, covenant or agreement under the terms of the Revolving Credit Loans, the Credit Agreement, this Subsidiary Guaranty, any other Loan Document, or any other agreement or failure to resort for payment to the Borrower, any Guarantor or to any other Person or to any other guaranty or to any property, security, Liens or other rights or remedies; or

(10) the acceptance of any additional security or other guaranty, the advance of additional money to the Borrower or any other Person, the renewal or extension of the Revolving Credit Loans or amendments, modifications, consents or waivers with respect to the Revolving Credit Loans, the Credit Agreement, any other Loan Document or any other agreement, or the sale, release, substitution or exchange of any security for the Guaranteed Obligations; or

(11) any merger or consolidation of the Borrower, any Guarantor or any other Person into or with any other Person or any sale, lease, transfer or other disposition of any of the assets of the Borrower, any Guarantor or any other Person to any other Person, or any change in the ownership of any shares or other equity interests of the Borrower, any Guarantor or any other Person; or

(12) any defense whatsoever that: (i) the Borrower or any other Person might have to the payment of the Revolving Credit Loans (including, principal, Fees or interest) or any other Guaranteed Obligations, other than payment thereof in Federal or other immediately available funds or (ii) the Borrower or any other Person might have to the performance or observance of any of the provisions of the Revolving Credit Loans, the Credit Agreement, any other Loan Document or any other Guaranteed Obligations, whether through the satisfaction or purported satisfaction by the Borrower or any other Person of its debts due to any cause such as bankruptcy, insolvency, receivership, merger, consolidation, reorganization, dissolution, liquidation, winding-up or otherwise; or

(13) any act or failure to act with regard to the Revolving Credit Loans, the Credit Agreement, this Subsidiary Guaranty, any other Loan Document or any other agreement or Guaranteed Obligation or anything which might vary the risk of any Subsidiary Guarantor, the Parent Guarantor or any other Person; or

(14) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Subsidiary Guarantor, the Parent Guarantor or any other Person in respect of the obligations (including, without limitations, the Guaranteed Obligations) of any Subsidiary Guarantor under this Subsidiary Guaranty or any other agreement or of the Parent Guarantor or other Person under or any other agreement;

provided that the specific enumeration of the above-mentioned acts, failures or omissions shall not be deemed to exclude any other acts, failures or omissions, though not specifically mentioned above, it being the purpose and intent of this Subsidiary Guaranty and the parties hereto that the obligations of each Subsidiary Guarantor shall be absolute and unconditional and shall not be discharged, impaired or varied except by the payment and performance of the Guaranteed Obligations in accordance with their respective terms whenever the same shall become due and payable as in the Credit Agreement provided, at the place specified in and all in the manner and with the effect provided in the Credit Agreement, as each may be amended or modified from time to time. Without limiting the foregoing, it is understood that repeated and successive demands may be made and recoveries may be had hereunder as and when, from time to time, the Borrower shall default under or in respect of the terms of the Revolving Credit Loans or the Credit Agreement or any other Loan Document to which the Borrower is a party and that notwithstanding recovery hereunder for or in respect of any given default or defaults by the Borrower under the Revolving Credit Loans or the Credit Agreement or any other Loan Document to which the Borrower is a party, this Subsidiary Guaranty shall remain in full force and effect and shall apply to each and every subsequent default.

(d) All rights of Agent and any Lender under this Subsidiary Guaranty shall be considered to be transferred or assigned at any time or from time to time upon the transfer of any Revolving Credit Loan (or portion thereof) held by such Lender whether with or without the consent of or notice to the Subsidiary Guarantors under this Subsidiary Guaranty or to the Borrower.

(e) To the extent of any payments made under this Subsidiary Guaranty, the Subsidiary Guarantors shall be subrogated to the rights of the Agent or any Lenders upon whose Guaranteed Obligations such payment was made, but each Subsidiary Guarantor covenants and agrees that such right of subrogation and any and all claims of such Subsidiary Guarantor against the Borrower, any endorser or other Guarantor or against any of their respective properties shall be junior and subordinate in right of payment to the prior indefeasible final payment in cash in full of all of the Guaranteed Obligations and satisfaction by the Borrower of its Obligations under the Credit Agreement and the other Loan Documents to which the Borrower is a party and by the Subsidiary Guarantors of their obligations under this Subsidiary Guaranty and the other Loan Documents to which any Subsidiary Guarantor is a party, and the Subsidiary Guarantors shall not take any action to enforce such right of subrogation, and the Subsidiary Guarantors shall not accept any payment in respect of such right of subrogation, until all of the Guaranteed Obligations payable by the Subsidiary Guarantors hereunder have indefeasibly been finally paid in cash in full and all of the Guaranteed Obligations of the Borrower and all of the Subsidiary Guarantors under this Subsidiary Guaranty and the other Loan Documents to which any Subsidiary Guarantor is a party have been satisfied. Notwithstanding any right of any Subsidiary Guarantor to ask, demand, sue for, take or receive any payment from the Borrower, all rights, Liens and security interests of each Subsidiary Guarantor, whether now or hereafter arising and howsoever existing, in any assets of the Borrower shall be and hereby are subordinated to the rights, if any, of the Agent and the Lenders in those assets. No Subsidiary Guarantor shall have any right to possession of any such asset or to foreclose upon any such asset, whether by judicial action or otherwise, unless and until all of the Guaranteed Obligations shall have been paid in cash in full and satisfied.

(f) Each Subsidiary Guarantor agrees that to the extent the Borrower or any other Person makes any payment on any Guaranteed Obligation, which payment or any part thereof is subsequently invalidated, voided, declared to be fraudulent or preferential, set aside, recovered, rescinded or is required to be retained by or repaid to a trustee, receiver, or any other Person under any bankruptcy code, common law, or equitable cause, then and to the extent of such payment, the obligation or the part thereof intended to be satisfied shall be revived and continued in full force and effect with respect to the Subsidiary Guarantors’ obligations hereunder, as if said payment had not been made. The liability of the Subsidiary Guarantors hereunder shall not be reduced or discharged, in whole or in part, by any payment to Agent or any Lender from any source that is thereafter paid, returned or refunded in whole or in part by reason of the assertion of a claim of any kind relating thereto, including, but not limited to, any claim for breach of contract, breach of warranty, preference, illegality, invalidity or fraud asserted by any account debtor or by any other Person.

(g) Neither Agent nor any Lender shall be under any obligation: (1) to marshall any assets in favor of the Subsidiary Guarantors (or Parent Guarantor) or in payment of any or all of the liabilities of the Borrower under or in respect of Guaranteed Obligations or under any Loan Documents or (2) to pursue any other remedy that the Subsidiary Guarantors (or Parent Guarantor) may or may not be able to pursue themselves and that may lighten the Subsidiary Guarantors’ (or Parent Guarantor’s) burden, any right to which each Subsidiary Guarantor hereby expressly waives.

(h) Each Subsidiary Guarantor expressly authorizes the Agent to take and hold security for the payment and performance of the Guaranteed Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in their sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Guaranteed Obligations, all without affecting the obligations of any Subsidiary Guarantor hereunder. To the fullest extent permitted by applicable law, each Subsidiary Guarantor waives any defense based on or arising out of any defense of the Borrower or any other Loan Party of the unenforceability of Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower or any other Loan Party, other than the indefeasible payment in full in cash of all the Guaranteed Obligations. The Agent may, at its election, foreclose on any security held by it by one or more judicial or non-judicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Guaranteed Obligations, make any other accommodation with the Borrower or any other Loan Party or exercise ay other right or remedy available to them against the Borrower or any other Loan Party, without affecting or impairing in any way the liability of any Subsidiary Guarantor hereunder except to the extent the Guaranteed Obligations have been fully and indefeasibly paid in full in cash. To the fullest extent permitted by applicable law, each Subsidiary Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Subsidiary Guarantor against the Borrower or any other Loan Party, as the case may be, or any security.

Section 5. Representations and Warranties of the Subsidiary Guarantors.

Each Subsidiary Guarantor represents and warrants to Agent and each Lender that:

(a) Such Subsidiary Guarantor is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on (1) the business, operations, affairs, financial condition, assets or properties of such Subsidiary Guarantor and the Borrower and its subsidiaries, taken as a whole, or (2) the ability of such Subsidiary Guarantor to perform its obligations under this Subsidiary Guaranty or (3) the validity or enforceability of this Subsidiary Guaranty (herein in this Section 5, a “Material Adverse Effect”). Such Subsidiary Guarantor has the power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Subsidiary Guaranty and the other Loan Documents to which such Subsidiary Guarantor is a party and to perform the provisions hereof and thereof.

(b) Each subsidiary of such Subsidiary Guarantor is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each subsidiary of such Subsidiary Guarantor has the power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

(c) This Subsidiary Guaranty and each Loan Document to which such Subsidiary Guarantor is a party has been duly authorized by all necessary action on the part of such Subsidiary Guarantor, and this Subsidiary Guaranty and each Loan Document to which such Subsidiary Guarantor is a party constitutes a legal, valid and binding obligation of such Subsidiary Guarantor enforceable against such Subsidiary Guarantor in accordance with its terms, except as such enforceability may be limited by (1) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (2) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(d) The execution, delivery and performance by such Subsidiary Guarantor of this Subsidiary Guaranty and each Loan Document to which such Subsidiary Guarantor is a party will not (1) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien (other than the Liens contemplated by the Loan Documents) in respect of any property of such Subsidiary Guarantor or any of its subsidiaries under any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, organizational document or any other agreement or instrument to which such Subsidiary Guarantor or any of its subsidiaries is bound or by which such Subsidiary Guarantor or any of its subsidiaries or any of their respective properties may be bound or affected, (2) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to such Subsidiary Guarantor or any of its subsidiaries or (3) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to such Subsidiary Guarantor or any of its subsidiaries.

(e) No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by such Subsidiary Guarantor of this Subsidiary Guaranty and each Loan Document to which such Subsidiary Guarantor is a party.

(f) (1) There are no actions, suits or proceedings pending or, to the knowledge of such Subsidiary Guarantor, threatened against or affecting such Subsidiary Guarantor or any of its subsidiaries or any property of such Subsidiary Guarantor or any of its subsidiaries in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

(2) Neither such Subsidiary Guarantor nor any of its subsidiaries is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including, without limitation, Environmental Laws and Regulations) of any Governmental Authority, which default or violation, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

(g) Each Subsidiary Guarantor expects to derive a direct benefit (and its board of directors or other governing body had determined that it may reasonably be expected to derive such benefit) from: (1) the Revolving Credit Loans and the Intercompany Loans to finance its business operations, to finance the purchase of additional real and personal property, to refinance existing indebtedness for borrowed money or repay other accounts payable; (2) the successful operations of Borrower and each other Subsidiary Guarantor individually and as a group; (3) its rights of contribution and subrogation against the Borrower and each other Subsidiary Guarantor as provided herein or under applicable law; and (4) the Credit Agreement and the other Loan Documents.

(h) Such Subsidiary Guarantor is solvent, has capital not unreasonably small in relation to its business or any contemplated or undertaken transaction and has assets having a value both at fair valuation and at present fair salable value greater than the amount required to pay its debts as they become due and greater than the amount that will be required to pay its probable liability on its existing debts as they become absolute and matured. Such Subsidiary Guarantor does not, by this Guaranty or otherwise, intend to incur, or believe or should have believed that it will incur, debts beyond its ability to pay such debts as they become due. Such Subsidiary Guarantor will not be rendered insolvent by the execution and delivery of, and performance of its obligations under, this Subsidiary Guaranty. Such Subsidiary Guarantor does not intend to hinder, delay or defraud its creditors by or through the execution and delivery of, or performance of its obligations under, this Subsidiary Guaranty.

Section 6. Amendments, Waivers and Consents.

(a) This Subsidiary Guaranty may be amended, and the observance of any term hereof may be waived (either retroactively or prospectively), with (and only with) the written consent of each Subsidiary Guarantor and the Required Lenders, except that (but subject to the terms of Sections 2.23(b) and 10.6 of the Credit Agreement) (1) no amendment or waiver of any of the provisions of Sections 3, 4 or 5, or any defined term (as it is used therein), will be effective as to Agent or any Lender unless consented to by Agent or such Lender in writing, and (2) no such amendment or waiver may, without the written consent of each Lender, (i) change the percentage of the principal amount of the Revolving Credit Commitments which are required to consent to any such amendment or waiver or (ii) amend Section 2 or this Section 6. No consent of the Agent or the Lenders or the Subsidiary Guarantors shall be required in connection with the execution and delivery of a Guaranty Supplement or other addition of any additional Subsidiary Guarantor, and each such Subsidiary Guarantor, by its execution and delivery of this Subsidiary Guaranty (or Guaranty Supplement) consents to the addition of each additional Subsidiary Guarantor. No consent of the Subsidiary Guarantors shall be required in connection with and subsequent Revolving Credit Loans, and each Subsidiary Guarantor, by its execution and delivery of this Subsidiary Guaranty (or Guaranty Supplement) consents to the making of additional Revolving Credit Loans pursuant to the Credit Agreement.

(b) The Subsidiary Guarantors will provide Agent and each Lender (irrespective of the amount of Revolving Credit Commitments then held by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable Agent and such Lender to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof. The Subsidiary Guarantors will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 6 to Agent and each Lender promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the Required Lenders.

(c) Any amendment or waiver consented to as provided in this Section 6 applies equally to Agent and all Lenders affected thereby and is binding upon them and upon each future Lender and upon the Subsidiary Guarantors. No such amendment or waiver will extend to or affect any obligation, covenant or agreement not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Subsidiary Guarantors, Agent and any Lender nor any delay in exercising any rights hereunder shall operate as a waiver of any rights of Agent or any Lender. As used herein, the term “this Subsidiary Guaranty” and references thereto shall mean this Subsidiary Guaranty as it may from time to time be amended or supplemented.

Section 7. Notices.

All notices and communications provided for hereunder shall be in writing and sent (a) by telefacsimile if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), (b) by registered or certified mail with return receipt requested (postage prepaid) or (c) by a recognized overnight delivery service (charges prepaid). Any such notice must be sent:

(1) if to Agent or a Lender, to Agent or such Lender or its nominee at the address specified for such communications in Section 10.9 of the Credit Agreement or at such other address as Agent or such Lender shall have specified to any Subsidiary Guarantor or the Borrower in writing, or

(2) if to any Subsidiary Guarantor, to such Subsidiary Guarantor c/o the Borrower at its address set forth in Section 10.9 of the Credit Agreement to the attention of each of the Chief Financial Officer of the Borrower, or at such other address as such Subsidiary Guarantor shall have specified to the Agent and Lenders in writing.

Notices under this Section 7 will be deemed given in accordance with the provisions of Section 10.9 of the Credit Agreement.

Section 8. Miscellaneous.

(a) No Remedy Exclusive. No remedy herein conferred upon or reserved to Agent or any Lender is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Subsidiary Guaranty now or hereafter existing at law or in equity. No delay or omission to exercise any right or power accruing upon any default, omission or failure of performance hereunder shall impair any such right or power or shall be construed to be a waiver thereof but any such right or power may be exercised from time to time and as often as may be deemed expedient. In order to entitle Agent or any Lender to exercise any remedy reserved to it under this Subsidiary Guaranty, it shall not be necessary for Agent or such Lender to physically produce its Revolving Credit Note in any proceedings instituted by it or to give any notice, other than such notice as may be herein expressly required.

(b) Payments. The Subsidiary Guarantors will pay all sums becoming due under this Subsidiary Guaranty by the method and at the address specified for such purpose for Agent or such Lender in Article 2 and Section 10.3 of the Credit Agreement, or by such other method or at such other address as Agent or any Lender shall have from time to time specified to the Subsidiary Guarantors or the Borrower on behalf of the Subsidiary Guarantors in writing for such purpose, without the presentation or surrender of this Subsidiary Guaranty or any Revolving Credit Note.

(c) Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Subsidiary Guarantors may have under applicable law (but subject to the terms, restrictions and limitations set forth in this Subsidiary Guaranty), the Borrower agrees that (1) in the event a payment in respect of any Guaranteed Obligation shall be made by any Subsidiary Guarantor under this Subsidiary Guaranty, the Borrower shall indemnify such Subsidiary Guarantor for the full amount of such payment and such Subsidiary Guarantor shall be subrogated to the rights of the Person to whom such payment shall have been made to the extent of such payment and (2) in the event any assets of any Subsidiary Guarantor shall be sold pursuant to this Subsidiary Guaranty or any other Collateral Document to satisfy in whole or in part a Guaranteed Obligation owed to Agent or any Lender, the Borrower shall indemnify such Subsidiary Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

(e) Partial Unenforceability. Any provision of this Subsidiary Guaranty that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

(f) Continued Enforceability. If the whole or any part of this Subsidiary Guaranty shall be now or hereafter become unenforceable against any one or more of the Subsidiary Guarantors for any reason whatsoever or if it is not executed by any one or more of the Subsidiary Guarantors, this Subsidiary Guaranty shall nevertheless be and remain fully binding upon and enforceable against each other Guarantor as if it had been made and delivered only by such other Subsidiary Guarantors.

(g) Successors and Assigns. This Subsidiary Guaranty shall be binding upon each Subsidiary Guarantor and its successors and assigns and shall inure to the benefit of Agent and each Lender and its successors and assigns so long as its Revolving Credit Loans and the other Guaranteed Obligations remain outstanding and unpaid.

(h) Counterparts. This Subsidiary Guaranty may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

(i) Choice of Law. This Subsidiary Guaranty shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

(j) Submission to Jurisdiction. Each Subsidiary Guarantor hereby irrevocably submits to the non-exclusive jurisdiction of any State of New York court or any federal court located in New York County, New York, New York for the adjudication of any matter arising out of or relating to this Guaranty, and consents to the service of all writs, process and summonses by registered or certified mail out of any such court or by service of process on such Subsidiary Guarantor at its address to which notices are to be given pursuant to Section 7 hereof and hereby waives any requirement to have an agent for service of process in the State of New York. Nothing contained herein shall affect the right of Agent or any Lender to serve legal process in any other manner or to bring any proceeding hereunder in any jurisdiction where such Subsidiary Guarantor may be amenable to suit. Each Subsidiary Guarantor hereby irrevocably waives any objection to any suit, action or proceeding in any New York court or federal court located in New York County, New York, New York on the grounds of venue and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

In witness whereof, each of the undersigned has caused this Subsidiary Guaranty to be duly executed by an authorized representative as of the date first written above.

G&E HC REIT II Care Pavilion SNF, L.P.,

a Delaware limited partnership,

By: G&E HC REIT II Care Pavilion SNF, LLC,

a Delaware limited liability company, its general partner

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Title: Authorized Signatory
G&E HC REIT II Tucker House SNF, L.P.,

a Delaware limited partnership,

By: G&E HC REIT II Tucker House SNF, LLC,

a Delaware limited liability company, its general partner

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Title: Authorized Signatory
G&E HC REIT II Maplewood Manor SNF, L.P.,

a Delaware limited partnership,

By: G&E HC REIT II Maplewood Manor SNF, LLC,

a Delaware limited liability company, its general partner

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Title: Authorized Signatory
G&E HC REIT II Cliveden SNF, L.P.,

a Delaware limited partnership,

By: G&E HC REIT II Cliveden SNF, LLC,

a Delaware limited liability company, its general partner

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Title: Authorized Signatory
G&E HC REIT II Cheltenham York SNF, L.P.,

a Delaware limited partnership,

By: G&E HC REIT II Cheltenham York SNF, LLC,

a Delaware limited liability company, its general partner

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Title: Authorized Signatory
G&E HC REIT II Charlottesville SNF, LLC,
a Delaware limited liability company,

By: G&E HC REIT II Virginia SNF Portfolio LLC,
a Delaware limited liability company, its sole member

By: Grubb & Ellis Healthcare REIT II Holdings LP,
a Delaware limited partnership, its sole member

By: Grubb & Ellis Healthcare REIT II, Inc.,

a Delaware corporation, its sole general partner

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Title: Authorized Signatory
G&E HC REIT II Fincastle SNF, LLC,
a Delaware limited liability company,

By: G&E HC REIT II Virginia SNF Portfolio LLC,
a Delaware limited liability company, its sole member

By: Grubb & Ellis Healthcare REIT II Holdings LP,
a Delaware limited partnership, its sole member

By: Grubb & Ellis Healthcare REIT II, Inc.,

a Delaware corporation, its sole general partner

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Title: Authorized Signatory
G&E HC REIT II Hot Springs SNF, LLC,

a Delaware limited liability company,

By: G&E HC REIT II Virginia SNF Portfolio LLC,

a Delaware limited liability company, its sole member

By: Grubb & Ellis Healthcare REIT II Holdings LP,
a Delaware limited partnership, its sole member

By: Grubb & Ellis Healthcare REIT II, Inc.,

a Delaware corporation, its sole general partner

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Title: Authorized Signatory
G&E HC REIT II Midlothian SNF, LLC,

a Delaware limited liability company,

By: G&E HC REIT II Virginia SNF Portfolio LLC,

a Delaware limited liability company, its sole member

By: Grubb & Ellis Healthcare REIT II Holdings LP,
a Delaware limited partnership, its sole member

By: Grubb & Ellis Healthcare REIT II, Inc.,

a Delaware corporation, its sole general partner

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Title: Authorized Signatory
G&E HC REIT II Yuma SNF, LLC,

a Delaware limited liability company,

By: Grubb & Ellis Healthcare REIT II Holdings LP,

a Delaware limited partnership, its sole member

By: Grubb & Ellis Healthcare REIT II, Inc.,

a Delaware corporation, its sole general partner

By: /s/ Shannon K S Johnson
Name: Shannon K S Johnson
Title: Authorized Signatory

The Borrower is executing below for purposes of acknowledging its obligations, agreements and covenants set forth in the provisions of Section 8(c) and 8(d) hereof.

Grubb & Ellis Healthcare REIT II Holdings, LP

By Grubb & Ellis Healthcare REIT II, Inc.,

Its General Partner

By: /s/ Shannon K S Johnson
Printed Name: Shannon K S Johnson
Its: Chief Executive Officer